Exhibit 10.2
Executive Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of March 16, 2021, by and among TRINITY INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of November 1, 2018, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent, and as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 17, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amendment No. 1 to the Credit Agreement, dated as of July 17, 2020;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Administrative Agent and the requisite number of Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, on the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:
“Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of March 16, 2021, by and among the Borrower, the Lenders party thereto and the Administrative Agent.
“Amendment No. 2 Effective Date” means March 16, 2021.
“Payment” has the meaning assigned to it in Section 8.06(c)(i).
“Payment Notice” has the meaning assigned to it in Section 8.06(c)(ii).

(b)    Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Specified Period” to read as follows:
“Specified Period” means the period from and including the Amendment No. 1 Effective Date to and including the first date after delivery a compliance certificate, in the form attached hereto as Exhibit E, for a fiscal quarter ending on or after June 30, 2022 that demonstrates compliance with the Leverage Ratio and Interest Coverage Ratio then in effect.
(c)    Section 6.09(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Maximum Leverage Ratio. The Borrower will not permit the ratio (the “Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after the fiscal quarter ending March 31, 2021, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Restricted Subsidiaries on a

consolidated basis, to be greater than the ratio indicated below; provided that after the end of the Specified Period, as of the last day of the four (4) fiscal quarters following a Qualified Acquisition, the Borrower may elect to permit the Leverage Ratio to be greater than 3.25 to 1.00 but not greater than 3.75 to 1.00 so long as the Borrower has not previously made two such elections during the term of this Agreement.

Fiscal Quarter End Date	Maximum Leverage Ratio
March 31, 2021	4.50:1.00
June 30, 2021	4.50:1.00
September 30, 2021	4.25:1.00
December 31, 2021	4.00:1.00
March 31, 2022	3.75:1.00
June 30, 2022 and thereafter	3.25:1.00

(d)    Section 6.09(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Minimum Interest Coverage Ratio. The Borrower will not permit the ratio (the “Interest Coverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after March 31, 2021, of (i) the difference of (A) Consolidated EBITDA less (B) Consolidated Capital Expenditures (but not including Consolidated Capital Expenditures of TILC or any of its Restricted Subsidiaries utilized to acquire railcars or make modifications or improvements to railcars to comply with regulatory standards as reasonably determined by the Borrower) to (ii) Consolidated Interest Expense to the extent paid in cash, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Restricted Subsidiaries on a consolidated basis, to be less than the ratio indicated below:

Fiscal Quarter End Date	Maximum Interest Coverage Ratio
March 31, 2021	1.50:1.00
June 30, 2021	1.50:1.00
September 30, 2021	1.75:1.00
December 31, 2021	1.75:1.00
March 31, 2022 and thereafter	2.25:1.00
(e)    Section 8.06 of the Credit Agreement is hereby amended by inserting a new clause (c) as follows:
(c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error.
(ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.
(iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.
(f)    Clause 1.(g) in the Compliance Certificate Worksheet attached to Exhibit E is hereby amended and restated to read as follows:
“(g) Maximum Leverage Ratio (from Section 6.09(a))         [4.50:1.00]
                                    [4.50:1.00]
                                    [4.25:1.00]
                                    [4.00:1.00]
                                [3.75:1.00]
                                [3.25:1.00]”
(g)    Clause 2.(q) in the Compliance Certificate Worksheet attached to Exhibit E is hereby amended and restated to read as follows:
“(q) Minimum Interest Coverage Ratio (from Section 6.09(b))     [1.50:1.00]
                                    [1.50:1.00]
                                    [1.75:1.00]
                                [1.75:1.00]
                                [2.25:1.00]”
Section 2.    Amendment Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment No. 2 Effective Date”):
(a)    the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Required Lenders;
(b)    the representations and warranties contained in Section 3 hereof shall be true and correct;
(c)    the Administrative Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Amendment No. 2 Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent); and
(d)    the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
Section 3.    Representations and Warranties and Reaffirmations of the Borrower.
(a)    The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) after giving effect to this Amendment on the Amendment No. 2 Effective Date, no Default or Event of Default has occurred and is continuing.
(b)    The Borrower hereby represents and warrants that the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Amendment No. 2 Effective Date after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.
(c)    Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants and other agreements set forth in the Credit Agreement as modified hereby.
Section 4.    Reference to the Effect on the Credit Agreement.
(a)    Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.
(b)    Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    Upon satisfaction of the conditions set forth in Section 2 hereof and the execution hereof by the Borrower, the Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
(e)    This Amendment shall constitute a Loan Document.
Section 5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
TRINITY INDUSTRIES, INC.,
as the Borrower
By    /s/ John Lee
Name: John Lee
Title: V.P.

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as
Administrative Agent

By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Allison W. Connally
Name: Allison W. Connally
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By: /s/ Kevin Valenta
Name: Kevin Valenta
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

TRUIST BANK,
as a Lender

By: /s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

REGIONS BANK,
as a Lender

By: /s/ Joe K. Dancy
Name: Joe K. Dancy
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

FIFTH THIRD BANK, NATIONAL
ASSOCIATION,
as a Lender

By:/s/ Kelly Shield
Name: Kelly Shield
Title: Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK,
as a Lender

By: /s/ Kathy Magee
Name: Kathy Magee
Title: Senior Vice President
Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Trinity Industries, Inc.